Exhibit 10.56
LEAR CORPORATION
OUTSIDE DIRECTORS COMPENSATION PLAN
As Amended and Restated Effective January 1, 2009

LEAR CORPORATION
OUTSIDE DIRECTORS COMPENSATION PLAN
Article 1. Establishment, Objectives and Duration
     1.1 Amendment and Restatement of Plan. Lear Corporation, a Delaware corporation, hereby amends and restates the compensation plan for non-employee directors known as the “Lear Corporation Outside Directors Compensation Plan” (hereinafter referred to as the “Plan”), as set forth in this document.
     1.2 Plan Objectives. The objectives of the Plan are to give the Company an advantage in attracting and retaining Outside Directors and to link the interests of Outside Directors to those of the Company’s stockholders.
     1.3 Duration of the Plan. The Plan commenced on January 1, 2004 and will remain in effect until the Board of Directors terminates it pursuant to Section 9.1.
Article 2. Definitions
     The following defined terms have the meanings set forth below:
     “Accounts” means an Outside Director’s Stock Account and Interest Account.
     “Affiliate” means any person that, directly or indirectly, is in control of, is controlled by, or is under common control with, the Company.
     “Annual Retainer” means the retainer fee established by the Board in accordance with Section 5.1 and paid to an Outside Director for services performed as a member of the Board of Directors for a Plan Year.
     “Beneficiary” means the person entitled under Section 6.6 to receive payment of the balances remaining in an Outside Director’s Accounts in case the Outside Director dies before the entire balances in those Accounts have been paid.
     “Board” or “Board of Directors” means the Board of Directors of the Company.
     “Change in Control” of the Company will be deemed to have occurred (as of a particular day, as specified by the Board) as of the first day any one or more of the following paragraphs is satisfied:
(a)	any person (other than the Company or a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) becomes the beneficial owner, directly or indirectly, of securities of the Company, representing more than twenty percent (twenty-five percent for all Restricted Units awarded and all compensation initially deferred under the Plan on or after January 1, 2007) of the combined voting power of the Company’s then outstanding securities;
(b)	during any period of twenty-six consecutive months (not including any period prior to the Effective Date), individuals who at the beginning of that period constitute the Board (and any new Directors whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was so approved) cease for any reason (except for death, disability or voluntary retirement) to constitute a majority of the Board; or

(c)	the stockholders of the Company approve: (i) a plan of complete liquidation or dissolution of the Company; (ii) an agreement for the sale or disposition of all or substantially all the Company’s assets; or (iii) a merger, consolidation or reorganization of the Company with or involving any other corporation, other than a merger, consolidation or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least eighty percent (seventy-five percent for all Restricted Units awarded and all compensation initially deferred under the Plan on or after January 1, 2007) of the combined voting power of the voting securities of the Company (or the surviving entity) outstanding immediately after the merger, consolidation, or reorganization.
     Notwithstanding the foregoing, to the extent necessary to avoid subjecting Outside Directors to interest and additional tax under Section 409A of the Code, no “Change in Control” will be deemed to occur unless and until paragraph (a), (b) or (c), above, is satisfied and Section 409A(a)(2)(A)(v) of the Code is satisfied.
     “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor to it.
     “Committee Meeting Fee” means the fee established by the Board in accordance with Section 5.1 and paid to an Outside Director for each attendance at a meeting of a Board committee (including telephonic meetings but excluding execution of unanimous written consents).
     “Common Stock Fair Market Value” means the average of the high and low prices of publicly traded Shares on the national exchange on which the Shares are listed as of a particular date.

     “Company” means Lear Corporation, a Delaware corporation, and any successor thereto as provided in Section 9.3.
     “Deferral Election” has the meaning ascribed to it in Section 6.1.
     “Deferral Fair Market Value” means the average of the high and low prices of publicly traded Shares on the national exchange on which the Shares are listed.
     “Director” means any individual who is a member of the Board of Directors.
     “Disability” means the individual is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.
     “Effective Date” has the meaning ascribed to it in Section 8.1.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor to it.
     “Grandfathered Account” means the portion of an Account attributable to compensation that was deferred and vested as of December 31, 2004.
     “Grant Date” means has the meaning ascribed to it in Section 5.2.
     “Grant Date Fair Market Value” means the average of the high and low prices of publicly traded Shares on the national exchange on which the Shares are listed on the date on which the Restricted Units are granted.
     “Installment Payment” has the meaning ascribed to it in Section 5.1.
     “Interest Account” means the portion of an Outside Director’s Account to which credits are made under Section 6.4.
     “Meeting Fee” means the fee established by the Board in accordance with Section 5.1 and paid to an Outside Director for each attendance at a meeting of the Board of Directors (including telephonic meetings but excluding execution of unanimous written consents).
     “Nongrandfathered Account” means the portion of an Account that is not a Grandfathered Account.
     “Outside Director” means a Director who, at the time in question, is not an employee of the Company or any of its Affiliates.
     “Plan” has the meaning ascribed to it in Section 1.1.

     “Plan Year” means the 12 month period beginning on January 1 and ending on the next following December 31.
     “Plan Year Accounts” for a given Plan Year means the portion of a Participant’s Accounts attributable to compensation deferred for such Plan Year.
     “Plan Year Interest Account” for a given Plan Year means the portion of a Participant’s Interest Account attributable to compensation deferred for such Plan Year.
     “Plan Year Stock Account” for a given Plan Year means the portion of a Participant’s Stock Account attributable to compensation deferred for such Plan Year.
     “Presiding Director” means the Outside Director selected by the other Outside Directors as the presiding Director at meetings of the Outside Directors held in accordance with applicable rules of any securities exchange on which the Company’s securities are listed.
     “Restricted Unit” means a Stock Unit that is subject to vesting and other restrictions as set forth in Article 7.
     “Retirement” means a Separation from Service (a) upon or after attaining 70 years of age, or (b) upon or after serving six years as a Director, or (c) upon such other circumstances that the Board, in its sole discretion, affirmatively determines not to be adverse to the best interests of the Company.
     “Separation from Service” or “Separate from Service” means ceasing to be a Director of the Company for any reason. Notwithstanding anything to the contrary, the determination of whether an individual has had a Separation from Service will be made in accordance with Code Section 409A and the regulations thereunder.
     “Shares” means the shares of common stock, $.01 par value, of the Company, including their associated preferred share purchase rights.
     “Stock Account” means the portion of an Outside Director’s Account to which Stock Units are credited.
     “Stock Unit” means a notional Share credited under Section 6.3 to the account of an Outside Director and payable in cash.
     “Termination Date” means the date on which an Outside Director has a Separation from Service.
     “Vesting Date” means the original date on which the value of a Restricted Unit is scheduled to be distributed.

Article 3. Administration
     3.1 The Board of Directors. The Plan will be administered by the Board of Directors. The Board of Directors will act by a majority of its members at the time in office and eligible to vote on any particular matter, and may act either by a vote at a meeting or in writing without a meeting.
     3.2 Authority of the Board of Directors. Except as limited by law and subject to the provisions herein, the Board of Directors has full power to: construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend or waive rules and regulations for the Plan’s administration; and amend the terms and conditions of the Plan. Further, the Board of Directors will make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law and consistent with Section 3.1, the Board of Directors may delegate some or all of its authority under this Plan.
     3.3 Decisions Binding. All determinations and decisions made by the Board of Directors pursuant to the provisions of the Plan will be final, conclusive and binding on all persons, including the Company, its stockholders, all Affiliates, Outside Directors and their estates and beneficiaries.
Article 4. Eligibility
     Each Outside Director of the Board during a Plan Year will participate in the Plan for that year.
Article 5. Annual Retainer and Restricted Units
     5.1 Amount Payable in Cash. Each Outside Director will be entitled to receive an Annual Retainer in the amount determined from time to time by the Board. Until changed by resolution of the Board of Directors, the Annual Retainer will be $45,000 for each Outside Director, provided that the Annual Retainer for the Presiding Director will be increased by $10,000. In addition, the Annual Retainer for the chair of the Audit Committee will be increased by $20,000 and the Annual Retainer for the chair of each of the following committees will be increased by $10,000: Compensation Committee and Nominating and Corporate Governance Committee.
     Unless the Outside Director has made a Deferral Election with respect to them, the Annual Retainer will be paid in four equal cash installments (the “Installment Payments”) as of the last business day of each January, April, July and October to each individual who is an Outside Director on that date. Each Installment Payment to an Outside Director will equal the quotient of the Outside Director’s Annual Retainer divided by four. Any Outside Director who first becomes an Outside Director during a calendar quarter will be entitled to an Installment Payment for that calendar quarter unless, immediately before becoming an Outside Director, he or she was a Director who was an employee of the Company or any of its Affiliates.

     Each Outside Director will be entitled to receive a Meeting Fee, in the amount determined from time to time by the Board, for each meeting he or she attends (including telephonic meetings but excluding execution of unanimous written consents) of the Board of Directors. In addition, each Outside Director will be entitled to receive a Committee Meeting Fee, in the amount determined from time to time by the Board, for each meeting he or she attends (including telephonic meetings but excluding execution of unanimous written consents) of a Board committee. Until changed by resolution of the Board of Directors, the Meeting Fee will be $1,500 and the Committee Meeting Fee will be $1,500. Unless the Outside Director has made a Deferral Election with respect to them, Meeting Fees and Committee Meeting Fees will be paid at the same time as Installment Payments for the meetings, if any, attended during the previous quarter.
     5.2 Restricted Units. Each Outside Director who is an Outside Director on any day of the Plan Year on or prior to May 1 will be entitled to receive a grant, on the last business day of January of such Plan Year or, if later, on the first day on which such individual becomes an Outside Director (the “Grant Date”), of Restricted Units pursuant to Article 7. Until changed by resolution of the Board of Directors, the number of Restricted Units so granted will be equal to $90,000 divided by the Grant Date Fair Market Value of a Share.
Article 6. Deferral
     6.1 Deferral Election. Any Outside Director may elect to defer all or a portion of the compensation payable to him or her under Section 5.1 for the Plan Year by filing with the Secretary of the Company a written notice to that effect on the Deferral Election Form attached hereto as Exhibit A (a “Deferral Election”). Such election will be filed before the first day of the Plan Year to which it relates. Notwithstanding the foregoing, an election may be filed within 30 days after a Director first becomes an Outside Director; provided, however, the amount of compensation deferred pursuant to such election will not exceed the portion of the Outside Director’s compensation earned after the date the election is made. A Deferral Election may not be revoked or modified with respect to compensation payable for any Plan Year for which it is effective. Unless either the Deferral Election is terminated or modified as described below or the Director Separates from Service, the Deferral Election will apply to compensation payable under Section 5.1 with respect to each subsequent Plan Year. An Outside Director may terminate or modify his or her current Deferral Election by filing a new Deferral Election before the first day of the Plan Year to which such termination or modification applies.
     6.2 Accounts. At the time an Outside Director makes a Deferral Election under Section 6.1 he or she must also designate the portion of the deferred compensation to be credited to a Stock Account and/or an Interest Account.
     6.3 Stock Account. The amounts the Outside Director elects to defer to a Stock Account will be credited to that account as of the date the compensation would otherwise have been payable under Section 5.1 as Stock Units. The number of Stock Units so credited will equal the amount of compensation deferred divided by the Deferral Fair Market Value of a Share on the day the compensation would otherwise have been paid if the Outside Director had not made a Deferral Election.
     If the Company declares a cash dividend on its common stock, then, on the payment date of the dividend, the Outside Director will be credited with dividend equivalents equal to the amount of cash dividend per Share multiplied by the number of Stock Units credited to the Outside Director’s Stock Account through the record date. The dollar amount credited to the Outside Director under the preceding sentence will be credited to the Outside Director’s Plan Year Interest Account.
     6.4 Interest Account. The amounts the Outside Director elects to defer to an Interest Account under Section 6.2 will be credited to that account as of the date the compensation would otherwise have been payable under Section 5.1. The amounts credited to the Interest Account will be credited with interest, compounded monthly, from the date the compensation would otherwise have been payable under Section 5.1 until the amount credited to the Interest Account is paid to the Outside Director. The rate of interest credited under the previous sentence will be the prime rate of interest as reported by the Midwest edition of the Wall Street Journal for the second business day of each quarter on an annual basis.
     6.5 Distributions. The value of an Outside Director’s Plan Year Accounts with respect to a Plan Year will be distributed, or will begin to be distributed, to him or her or, in the event of his or her death, to his or her Beneficiary, within 10 days following the earliest of:
(a)	the date specified by the Outside Director in his or her Deferral Election for such Plan Year Account;

(b)	the Outside Director’s Termination Date; and

(c)	the date on which a Change in Control occurs.
     The amount payable to an Outside Director with respect to his or her Plan Year Accounts for a given Plan Year will equal the sum of: (a) the dollar amount credited to the Outside Director’s Plan Year Interest Account for such Plan Year; and (b) the number of Stock Units credited to the Outside Director’s Plan Year Stock Account for such Plan Year multiplied by the Deferral Fair Market Value on the applicable payout date.
     Each Plan Year Account will be paid to the Outside Director in a lump sum or in installments in accordance with his or her Deferral Election for such Plan Year Account. If an Outside Director fails to elect a payout form (and has not elected a payout form for any prior Plan Year that, in accordance with Section 6.1, would be deemed to remain in effect until changed), his or her Plan Year Account will be paid in a single lump sum.
     If an Outside Director elects to receive payment of his or her Plan Year Account in installments, the payment period for the installments will not exceed ten years. The amount of each installment payment will equal the product of (a) the balance in the Outside Director’s Plan Year Account on the date the payment is made multiplied by (b) a fraction, the numerator of which is one and the denominator of which is the number of unpaid remaining installments. The balance of the Plan Year Account will be appropriately reduced to reflect any Installment Payments already made hereunder. Notwithstanding the foregoing, in the event of a Change in Control, the balance remaining in an Outside Director’s Accounts will be paid in a single lump sum payment within 10 days following the Change in Control.
     If an Outside Director dies before he or she has received payment of all amounts due hereunder, the balances remaining in the Outside Director’s Accounts will be distributed to his or her Beneficiary in a single lump sum payment within 90 days following the Outside Director’s death.
     Notwithstanding anything to the contrary in this Section 6.5:
(a)	To the extent necessary to avoid liability under Section 16(b) of the Exchange Act, the amount attributable to any Stock Units that will have been credited to the Outside Director’s Stock Account for a period of less than six months will be distributed, or commence to be distributed, within 10 days following the expiration of such six month period.

(b)	If the Compensation Committee determines that the Outside Director is a “specified employee” (within the meaning of Code Section 409A(a)(2)(B)), then notwithstanding any provision in the Plan to the contrary, payments triggered by the Outside Director’s Termination Date will not be paid until six months after the Outside Director’s Termination Date or until the Outside Director’s earlier death. The foregoing six-month delay provision will not affect the timing of payments that would otherwise be paid more than six months after the Outside Director’s Termination Date.
     6.6 Beneficiary. An Outside Director may designate, on the Beneficiary Designation form attached hereto as Exhibit B, any person to whom payments are to be made if the Outside Director dies before receiving payment of all amounts due hereunder. A Beneficiary Designation form becomes effective only after the signed form is filed with the Secretary of the Company while the Outside Director is alive, and will cancel any prior Beneficiary Designation form. If the Outside Director fails to designate a Beneficiary or if all designated Beneficiaries predecease the Outside Director, the Outside Director’s Beneficiary will be his or her estate.
Article 7. Restricted Units
     7.1 Award Agreement. Each grant of Restricted Units will be evidenced by an award agreement substantially in the form of Exhibit C attached hereto that specifies the vesting periods, the number of share equivalent units granted, and such other provisions as the Board of

Directors determines. The Board will establish rules and procedures for the Restricted Units, as it deems appropriate.
     7.2 Payment of Awards. Share equivalent units underlying a Restricted Unit will be paid out in cash to the Outside Director as soon as administratively feasible after the Restricted Unit’s Vesting Date, or on a later date provided in the award agreement; provided, however, that an Outside Director may defer the receipt of such cash payment via a Deferral Election, pursuant to such procedures as may be set forth in an award agreement or as otherwise set forth by the Board of Directors in compliance with the requirements of Code section 409A.
     7.3 Dividends and Other Distributions. During the vesting period, Outside Directors awarded Restricted Units hereunder will be credited with dividend equivalents with respect to those share equivalent units. Such dividend equivalents will be accrued as contingent cash obligations in the manner set forth in the award agreement. The Board of Directors may apply any restrictions it deems advisable to the crediting and payment of dividends and other distributions.
     7.4 Termination and Change in Control. Each Restricted Unit award agreement will set forth the extent to which the Outside Director has the right to retain unvested Restricted Units after his or Termination Date. These terms will be determined by the Board of Directors in its sole discretion, need not be uniform among all awards of Restricted Units, and may reflect, among other things, distinctions based on the reasons the award recipient Separates from Service. Unless a Restricted Unit award agreement provides otherwise, upon a Change in Control prior to or concurrently with the Termination Date of an Outside Director, all unvested Restricted Units will be vested. If the Outside Director Separates from Service before the date that all of the Restricted Units vest, his or her right to receive a payment with respect to the share equivalent units underlying unvested Restricted Units will be forfeited, except as otherwise provided in the Restricted Unit award agreement.
Article 8. Effective Date; Grandfathered Accounts.
     8.1 Effective Date. This amended and restated Plan is effective as of January 1, 2009 (the “Effective Date”) with respect to Nongrandfathered Accounts and will remain in effect as provided in Section 1.3 hereof.
     8.2 Grandfathered Accounts. An Outside Director’s Grandfathered Accounts will remain subject to the terms and conditions of the Plan as in effect on December 31, 2004.
Article 9. Miscellaneous
     9.1 Modification and Termination. The Board may at any time and from time to time, alter, amend, modify or terminate the Plan in whole or in part.

     9.2 Indemnification. Each person who is or has been a member of the Board will be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by that person in connection with or resulting from any claim, action, suit, or proceeding to which that person may be a party or in which that person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by that person in a settlement approved by the Company, or paid by that person in satisfaction of any judgment in any such action, suit, or proceeding against that person, provided he or she gives the Company an opportunity, at its own expense, to handle and defend the action, suit or proceeding before that person undertakes to handle and defend it. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which an individual may be entitled under the Company’s Certificate of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify him or her or hold him or her harmless.
     9.3 Successors. All obligations of the Company under the Plan with respect to a given Plan Year will be binding on any successor to the Company, whether the existence of the successor is the result of a direct or indirect purchase of all or substantially all of the business and/or assets of the Company, or a merger, consolidation, or otherwise.
     9.4 Reservation of Rights. Nothing in this Plan or in any award agreement granted hereunder will be construed to limit in any way the Board’s right to remove an Outside Director from the Board of Directors.
Article 10. Legal Construction
     10.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein will also include the feminine; the plural will include the singular and the singular will include the plural.
     10.2 Severability. If any provision of the Plan is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provision had not been included.
     10.3 Requirements of Law. The issuance of payments under the Plan will be subject to all applicable laws, rules, and regulations, and to any approvals required by any governmental agencies or national securities exchanges.

     10.4 Securities Law and Tax Law Compliance.
(a)	Insider Trading. To the extent any provision of the Plan or action by the Board would subject any Outside Director to liability under Section 16(b) of the Exchange Act, it will be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

(b)	Section 409A. This Plan is intended to comply with Code Section 409A and the regulations thereunder, and will be administered and interpreted in accordance with such intent. If the Company determines that any provision of the Plan is or might be inconsistent with the requirements of Code Section 409A, it will attempt in good faith to make such changes to the Plan as may be necessary or appropriate to avoiding an Outside Director’s becoming subject to adverse tax consequences under Code Section 409A. No provision of the Plan will be interpreted to transfer any liability for a failure to comply with Code Section 409A from an Outside Director or any other individual to the Company.
     10.5 Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan. With respect to any payments not yet made to an Outside Director by the Company, nothing contained herein will give any rights to an Outside Director that are greater than those of a general creditor of the Company.
     10.6 Governing Law. The Plan will be construed in accordance with and governed by the laws of the State of Delaware, determined without regard to its conflict of law rules.
     10.7 Nontransferability. An Outside Director’s Accounts and any Restricted Units granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, or pursuant to a domestic relations order (as defined in Code section 414(p)). All rights with respect to Accounts and Restricted Units will be available during the Outside Director’s lifetime only to the Outside Director or the Outside Director’s guardian or legal representative. The Board of Directors may, in its discretion, require an Outside Director’s guardian or legal representative to supply it with evidence the Board of Directors deems necessary to establish the authority of the guardian or legal representative to act on behalf of the Outside Director.
* * * * *

EXHIBIT A
LEAR CORPORATION
OUTSIDE DIRECTORS COMPENSATION PLAN

DEFERRAL ELECTION
Complete only if you have not previously filed a Deferral Election, or you now wish to change your previous Deferral Election(s).
          As of December      , 2008, the individual whose name appears below, who is an Outside Director of the Company, hereby elects to defer all or a portion of the future compensation payable to him or her under the terms of the Lear Corporation Outside Directors Compensation Plan (the “Plan”). This Deferral Election supersedes any prior deferral elections and will remain in full force and effect through 2009 and thereafter until the earlier of the date the Outside Director modifies or terminates it and the date the Director ceases to be a Director. Any term capitalized herein but not defined will have the meaning set forth in the Plan.
          1. Deferral Election. In accordance with the terms of the Plan, the Outside Director hereby elects to defer:
               % of the Annual Retainer
               % of the Meeting Fee(s)
               % of the Committee Meeting Fee(s)
payable to the Outside Director for calendar years beginning after the date this election is filed with the Secretary of Lear Corporation. (Enter in each blank any whole percentage less than or equal to 100%.)
          2. Accounts. The Outside Director hereby elects to have the amounts deferred under item number 1 above credited to the Accounts in the percentages indicated below:
          Interest Account           %
          Stock Account          %
(Enter in each blank any whole percentage less than or equal to 100%. The percentages indicated in both blanks should total 100%. If the Outside Director fails to designate the account to which some or all of the deferral should be credited, that portion of the deferral will be credited to the Interest Account).

          3. Timing of Payout. Subject to the terms of the Plan, the Outside Director hereby elects for the payment of amounts in his or her Accounts that are deferred pursuant to the election to be made (or, in the case of installments, to commence) within 10 days following the earliest of (a) the date he or she ceases to be a Director and (b) the date on which a Change in Control occurs, and (c)                                    (insert a date after December 31, 2008 or insert “N/A”).
          4. Form of Payout. In accordance with the terms of the Plan, the Outside Director hereby elects the following payout form for amounts in his or her Accounts that are deferred pursuant to the election above (elect one):
                single lump sum payment, or
                installments over       years (not to exceed 10 years) payable (elect one):
                     quarterly,
                     semi-annually, or
                     annually
          IN WITNESS WHEREOF, the Outside Director has duly executed this Deferral Election as of the date first written above.

Outside Director’s Signature

Outside Director’s Name (please print)

EXHIBIT B
LEAR CORPORATION
OUTSIDE DIRECTORS COMPENSATION PLAN

BENEFICIARY DESIGNATION
          In accordance with the terms of the Lear Corporation Outside Directors Compensation Plan (the “Plan”), the individual whose name appears below, who is an Outside Director of the Lear Corporation (the “Company”) hereby designates a beneficiary or beneficiaries with respect to his or her Accounts (and any other amounts due to him or her) under the Plan. This designation supersedes and revokes any beneficiary designation previously made by the individual under the Plan.
          1. Primary Beneficiary. The following person, or persons, are hereby designated as primary Beneficiary with respect to the percentage of the Outside Director’s unpaid Accounts (and any other amounts due to him or her) indicated for each person:

Name:
Relationship:
Address:

Percent:

Name:
Relationship:
Address:

Percent:

Name:
Relationship:
Address:

Percent:

     2. Secondary Beneficiary. The following person, or persons, are hereby designated as secondary Beneficiary with respect to the percentage of the Outside Director’s unpaid Accounts (and any other amounts due to him or her) indicated for each person:

Name:
Relationship:
Address:

Percent:

Name:
Relationship:
Address:

Percent:

Name:
Relationship:
Address:

Percent:

             IN WITNESS WHEREOF, the Outside Director has duly executed this Beneficiary Designation as of                     , 20___.

Outside Director’s Signature

Outside Director’s Name (please print)

EXHIBIT C
LEAR CORPORATION
OUTSIDE DIRECTORS COMPENSATION PLAN
RESTRICTED UNIT AWARD AGREEMENT

Name:

Number of Restricted Units:

RESTRICTED UNIT TERMS AND CONDITIONS
          1. Definitions. Any term capitalized herein but not defined will have the meaning set forth in the Lear Corporation Outside Directors Compensation Plan (the “Plan”).
          2. Grant and Vesting of Restricted Units.
          (a) As of                     (the “Grant Date”) the Outside Director will be credited with the number of Restricted Units determined pursuant to Section 5.2 of the Plan and set forth above (an “Award”). Each Restricted Unit is a notional amount that represents one unvested share of common stock, $0.01 par value, of the Company. Each Restricted Unit constitutes the right, subject to the terms and conditions of the Plan and this document, to a distribution of cash equal to the Common Stock Fair Market Value of a share equivalent unit if and when the Restricted Unit vests. This grant is contingent upon the Outside Director being a member of the Board on the Grant Date.
          (b) One-third of the Award will vest on each of the first, second and third anniversaries of the Grant Date. Notwithstanding the foregoing, if prior to the date that the Award has fully vested pursuant to the preceding sentence, the Outside Director ceases to be a Director by reason of death, Disability or Retirement, then the portion of the Award which had not previously vested will vest on the Termination Date. Except as provided in the preceding two sentences, if the Outside Director has a Separation from Service before the date that all of the Restricted Units vest, his or her right to receive a payment with respect to the share equivalent units underlying unvested Restricted Units will be forfeited. Notwithstanding the foregoing, upon a Change in Control prior to or concurrent with the Termination Date of an Outside Director, the unvested portion of the Award will vest.
          3. Rights as a Stockholder.
          (a) The Outside Director will not be entitled to vote with respect to either the Restricted Units or share equivalent units underlying them.

          (b) If the Company declares a cash dividend on its common stock following the Grant Date, then, on the payment date of the dividend, the Outside Director will be credited with dividend equivalents equal to the amount of the cash dividend per Share multiplied by the number of Restricted Units credited to the Outside Director through the record date. The dollar amount credited to an Outside Director under the preceding sentence will be credited to an account (“Dividend Equivalent Account”) established for the Outside Director for bookkeeping purposes only on the books of the Company. The amounts credited to the Dividend Equivalent Account will be credited as of the last day of each month with interest, compounded monthly, until the amount credited to the Dividend Equivalent Account is paid to the Outside Director or deferred into the Outside Director’s Interest Account pursuant to Section 6. The rate of interest credited under the previous sentence will be the prime rate of interest as reported by the Midwest edition of the Wall Street Journal for the second business day of each quarter on an annual basis. The balance in the Dividend Equivalent Account will be subject to the same terms regarding vesting and forfeiture as the Outside Director’s Restricted Units awarded hereunder, and will be paid in cash in a single sum at the time that a payment with respect to Share equivalent units underlying the Outside Director’s Restricted Units is made (or forfeited at the time that the Outside Director’s Restricted Units are forfeited).
          4. Forfeiture. On his or her Termination Date, the Outside Director will forfeit the right to receive a payment with respect to share equivalent units underlying any Restricted Units that have not yet vested, but will be entitled to receive a payment with respect to share equivalent units underlying any Restricted Units that have vested.
          5. Timing and Form of Payment. Once a Restricted Unit vests, the Outside Director will be entitled to receive a cash distribution (the “Unit Vesting Payment”) equal to the Common Stock Fair Market Value of each share equivalent unit underlying such Restricted Unit as of the applicable vesting date. The Unit Vesting Payment will be made within 10 days after its associated Restricted Unit vests (or at the later date elected by the Outside Director under Section 6).
          6. Election to Defer.
          (a) Subject to the requirements of this Section 6 and of Section 409A of the Code, the Outside Director may irrevocably elect prior to January 1, 2009 to defer payment of any or all of his or her Unit Vesting Payment and any balance in his or her Dividend Equivalent Account. Notwithstanding the foregoing, an election may be filed within 30 days after an individual first becomes an Outside Director (but in any event prior to the Grant Date). The election will be made by filing with the Secretary of the Company a written notice to that effect on the Unit Payment Deferral Election Form set forth as Attachment 1 (a “Unit Payment Deferral Election”).
          (b) Any amounts deferred pursuant to a Unit Payment Deferral Election will be treated in the same manner, and subject to the same rules, as set forth in Sections 6.2 through

6.6 of the Plan for compensation payable under Section 5.1 of the Plan. Notwithstanding the foregoing, amounts credited to the Outside Director’s Dividend Equivalent Account may not be deferred into the Outside Director’s Stock Account.
          7. Assignment and Transfers. The Outside Director may not assign, encumber or transfer any of his or her rights and interests under the Award described in this document, except, in the event of his or her death, by will or the laws of descent and distribution.
          8. Withholding Tax. The Company and any Affiliate will have the right to retain amounts that are payable to the Outside Director hereunder to the extent necessary to satisfy any withholding taxes, whether federal or state, triggered by the granting or vesting of an Award reflected in this document or by the payment of cash.
          9. Securities Law Requirements. With respect to individuals subject to Section 16 of the Exchange Act, transactions under this Award are intended to comply with all applicable conditions of Rule 16b-3, or its successors under the Exchange Act. To the extent any provision of the Award or action by the Board fails to so comply, the Board may determine, to the extent permitted by law, that the provision or action will be null and void.
          10. No Limitation on Rights of the Company. The grant of the Award described in this document will not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.
          11. Notice. Any notice or other communication required or permitted hereunder must be in writing and must be delivered personally, or sent by certified, registered or express mail, postage prepaid. Any such notice will be deemed given when so delivered personally or, if mailed, three days after the date of deposit in the United States mail, in the case of the Company to 21557 Telegraph Road, P. O. Box 5008, Southfield, Michigan, 48086-5008, Attention: General Counsel and, in the case of the Outside Director, to the last known address of the Outside Director in the Company’s records.
          12. Governing Law. This document and the Award will be construed and enforced in accordance with, and governed by, the laws of the State of Delaware, determined without regard to its conflict of law rules.
          13. Plan Document Controls. The rights granted under this Restricted Unit document are in all respects subject to the provisions of the Plan to the same extent and with the same effect as if they were set forth fully therein. If the terms of this document or the Award conflict with the terms of the Plan document, the Plan document will control.

EXHIBIT C
ATTACHMENT 1
Form A (Amounts Vesting on
First Anniversary of Grant Date)
LEAR CORPORATION
OUTSIDE DIRECTORS COMPENSATION PLAN
RESTRICTED UNIT PAYMENT DEFERRAL ELECTION
This Form must be completed each year, regardless of your previous Restricted Unit Payment Deferral Elections.
          As of this        day of                     , 2008, the individual whose name appears below, who is an Outside Director of the Company, hereby elects to defer all or a portion of the amount that is payable to him or her under the terms of the Award with a Grant Date of January 31, 2009 and that is scheduled to vest on the first anniversary of such Grant Date. Any term capitalized herein but not defined will have the meaning set forth in the Lear Corporation Outside Directors Compensation Plan (the “Plan”).
          1. Deferral Election. In accordance with the terms of the Plan and the Award, the Outside Director hereby elects to defer:
               % of the Unit Vesting Payment
               % of the Dividend Equivalent Account
          payable to the Outside Director upon the vesting of this portion of the Award. (Enter in the blanks any whole percentage less than or equal to 100%.)
          2. Accounts. The Outside Director hereby elects to have the amounts deferred under item number 1 with respect to the Unit Vesting Payment above credited to the Accounts in the percentages indicated below:
          Interest Account          %
          Stock Account          %
(Enter in each blank any whole percentage less than or equal to 100%. The percentages indicated in both blanks should total 100%. If the Outside Director fails to designate the Account to which some or all of the deferral should be credited, that portion of the deferral will be credited to the Interest Account. All amounts payable with respect to the Dividend Equivalent Account will be deferred, if at all, into the Interest Account.)

          3. Timing of Payout. Subject to the terms of the Plan, the Outside Director hereby elects for amounts in his or her Accounts that are deferred pursuant to the election above distributed to be made (or, in the case of installments, to commence) within 10 days following the earliest of (a) the date he or she ceases to be a Director and (b) the date on which a Change in Control occurs, and (c)                     (insert a date after December 31, 2008 or insert “N/A”).
          4. Form of Payout. In accordance with the terms of the Plan, the Outside Director hereby elects the following payout form for amounts in his or her Accounts that are deferred pursuant to the election above (elect one):
                single lump sum payment, or
                installments over       years (not to exceed 10 years) payable (elect one):
                     quarterly,
                     semi-annually, or
                     annually
          IN WITNESS WHEREOF, the Outside Director has duly executed this Restricted Unit Payment Deferral Election as of the date first written above.

Outside Director’s Signature

Outside Director’s Name (please print)

EXHIBIT C
ATTACHMENT 1
Form B (Amounts Vesting on
Second Anniversary of Grant Date)
LEAR CORPORATION
OUTSIDE DIRECTORS COMPENSATION PLAN
RESTRICTED UNIT PAYMENT DEFERRAL ELECTION
This Form must be completed each year, regardless of your previous Restricted Unit Payment Deferral Elections.
          As of this        day of                     , 2008, the individual whose name appears below, who is an Outside Director of the Company, hereby elects to defer all or a portion of the amount that is payable to him or her under the terms of the Award with a Grant Date of January 31, 2009 and that is scheduled to vest on the second anniversary of such Grant Date. Any term capitalized herein but not defined will have the meaning set forth in the Lear Corporation Outside Directors Compensation Plan (the “Plan”).
          1. Deferral Election. In accordance with the terms of the Plan and the Award, the Outside Director hereby elects to defer:
               % of the Unit Vesting Payment
               % of the Dividend Equivalent Account
          payable to the Outside Director upon the vesting of this portion of the Award. (Enter in the blanks any whole percentage less than or equal to 100%.)
          2. Accounts. The Outside Director hereby elects to have the amounts deferred under item number 1 with respect to the Unit Vesting Payment above credited to the Accounts in the percentages indicated below:
          Interest Account           %
          Stock Account          %
(Enter in each blank any whole percentage less than or equal to 100%. The percentages indicated in both blanks should total 100%. If the Outside Director fails to designate the Account to which some or all of the deferral should be credited, that portion of the deferral will be credited to the Interest Account. All amounts payable with respect to the Dividend Equivalent Account will be deferred, if at all, into the Interest Account.)

          3. Timing of Payout. Subject to the terms of the Plan, the Outside Director hereby elects for amounts in his or her Accounts that are deferred pursuant to the election above distributed to be made (or, in the case of installments, to commence) within 10 days following the earliest of (a) the date he or she ceases to be a Director and (b) the date on which a Change in Control occurs, and (c)                                          (insert a date after December 31, 2008 or insert “N/A”).
          4. Form of Payout. In accordance with the terms of the Plan, the Outside Director hereby elects the following payout form for amounts in his or her Accounts that are deferred pursuant to the election above (elect one):
                single lump sum payment, or
                installments over       years (not to exceed 10 years) payable (elect one):
                         quarterly,
                         semi-annually, or
                         annually
          IN WITNESS WHEREOF, the Outside Director has duly executed this Restricted Unit Payment Deferral Election as of the date first written above.

Outside Director’s Signature

Outside Director’s Name (please print)

EXHIBIT C
ATTACHMENT 1
Form C (Amounts Vesting on
Third Anniversary of Grant Date)
LEAR CORPORATION
OUTSIDE DIRECTORS COMPENSATION PLAN
RESTRICTED UNIT PAYMENT DEFERRAL ELECTION
This Form must be completed each year, regardless of your previous Restricted Unit Payment Deferral Elections.
          As of this       day of                     , 2008, the individual whose name appears below, who is an Outside Director of the Company, hereby elects to defer all or a portion of the amount that is payable to him or her under the terms of the Award with a Grant Date of January 31, 2009 and that is scheduled to vest on the third anniversary of such Grant Date. Any term capitalized herein but not defined will have the meaning set forth in the Lear Corporation Outside Directors Compensation Plan (the “Plan”).
          1. Deferral Election. In accordance with the terms of the Plan and the Award, the Outside Director hereby elects to defer:
                % of the Unit Vesting Payment
                % of the Dividend Equivalent Account
          payable to the Outside Director upon the vesting of this portion of the Award. (Enter in the blanks any whole percentage less than or equal to 100%.)
          2. Accounts. The Outside Director hereby elects to have the amounts deferred under item number 1 with respect to the Unit Vesting Payment above credited to the Accounts in the percentages indicated below:
          Interest Account          %
          Stock Account             %
(Enter in each blank any whole percentage less than or equal to 100%. The percentages indicated in both blanks should total 100%. If the Outside Director fails to designate the Account to which some or all of the deferral should be credited, that portion of the deferral will be credited to the Interest Account. All amounts payable with respect to the Dividend Equivalent Account will be deferred, if at all, into the Interest Account.)

          3. Timing of Payout. Subject to the terms of the Plan, the Outside Director hereby elects for amounts in his or her Accounts that are deferred pursuant to the election above distributed to be made (or, in the case of installments, to commence) within 10 days following the earliest of (a) the date he or she ceases to be a Director and (b) the date on which a Change in Control occurs, and (c)                                      (insert a date after December 31, 2008 or insert “N/A”).
          4. Form of Payout. In accordance with the terms of the Plan, the Outside Director hereby elects the following payout form for amounts in his or her Accounts that are deferred pursuant to the election above (elect one):
                single lump sum payment, or
                installments over       years (not to exceed 10 years) payable (elect one):
                         quarterly,
                         semi-annually, or
                         annually
          IN WITNESS WHEREOF, the Outside Director has duly executed this Restricted Unit Payment Deferral Election as of the date first written above.

Outside Director’s Signature

Outside Director’s Name (please print)